Exhibit 10.2

SOVEREIGN BANK — LOAN NO. 17003864

AMENDED AND RESTATED

PROMISSORY NOTE

$5,000,000.00	SEPTEMBER 16, 2009

FOR VALUE RECEIVED, TGC INDUSTRIES, INC., a Texas corporation (“Debtor”) unconditionally promises to pay to the order of SOVEREIGN BANK, a Texas state bank (together with its successors and assigns, “Lender”), without setoff, at its offices at 6060 Sherry Lane, Dallas (Dallas County), TX 75225, or at such other place as may be designated by Lender, the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate (the “Rate”), and in accordance with the payment schedule, indicated below.  This AMENDED AND RESTATED PROMISSORY NOTE (this “Note”) is executed pursuant to and evidences the Loans funded and to be funded by Lender under the Revolving Credit Facility pursuant to that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT between Debtor and Lender dated as of even date herewith (as the same may be amended, supplemented, renewed or extended from time to time, the “Loan Agreement”) to which reference is made for a statement of the collateral, rights and obligations of Debtor and Lender in relation thereto; but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Debtor to pay unpaid principal of and interest on this Note when due.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Loan Agreement.

1.             Rate.  The Rate shall be the LESSER of: (a) the MAXIMUM RATE, or (b) the GREATER of (i) the PRIME RATE, or (ii) FIVE PERCENT (5.00%).  The term “Prime Rate” means a variable rate of interest per annum equal to the prime rate as published from time to time in the “Bonds, Rates & Yields” table of The Wall Street Journal.  If such prime rate, as so quoted, is split between two or more different interest rates, then the Prime Rate shall be the highest of such interest rates.  If the prime rate is no longer published in the “Bonds, Rates & Yields” table of The Wall Street Journal, then the Prime Rate shall be (i) the rate of interest per annum established from time to time by Lender and designated as its base or prime rate, which may not necessarily be the lowest rate charged by Lender and is set by Lender in its sole discretion, or (ii) if Lender does not publish or announce a base or prime rate, or does so infrequently or sporadically, then the Prime Rate shall be determined by reference to another base rate, prime rate, or similar lending rate index, generally accepted on a national basis, as selected by Lender in its sole and absolute discretion.  Notwithstanding any provision of this Note or any other agreement or commitment between Debtor and Lender, whether written or oral, express or implied, Lender shall never be entitled to charge, receive, or collect, nor shall amounts received hereunder be credited so that Lender shall be paid, as interest a sum greater than interest at the Maximum Rate.  It is the intention of the parties that this Note, and all instruments securing the payment of this Note or executed or delivered in connection therewith, shall comply with applicable law.  If Lender ever contracts for, charges, receives or collects anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of this Note, prepayment of this Note, delay in advancing proceeds of this Note, or any other event, should cause such interest to exceed the maximum lawful amount, any amount which exceeds interest at the Maximum Rate shall be applied to the reduction of the unpaid principal balance of this Note or any other indebtedness owed to Lender by Debtor, and if this Note and such other indebtedness are paid in full, any remaining excess shall be paid to Debtor.  In determining whether the interest exceeds interest at the Maximum Rate, the total amount of interest shall be spread, prorated and amortized throughout the entire term of this Note until its payment in full.  The term “Maximum Rate” as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or Texas law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby.  If at any time the Rate shall exceed the Maximum Rate, the Rate shall be automatically limited to the Maximum Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued if there had been no limitation to the Maximum Rate.  To the extent, if any, that Chapter 303 of the Texas Finance Code, as amended, (the “Act”) is relevant to Lender for purposes of determining the Maximum Rate, the parties elect to determine the Maximum Rate under the Act pursuant to the “weekly ceiling” from time to time in effect, as referred to and defined in §303.001-303.016 of the Act; subject, however, to any right Lender subsequently may have under applicable law to change the method of determining the Maximum Rate.

2.             Accrual Method.    Interest on the Indebtedness evidenced by this Note shall be computed on the basis of a THREE HUNDRED SIXTY (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated.  In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided herein.

3.             Rate Change Date.  The Rate will change unless otherwise provided each time and as of the date that the Prime Rate changes.

4.             Payment Schedule.  Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Debtor shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity.  If an Event of Default exists under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (a), (b) or (c) above without regard to the order of priority otherwise specified herein and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity.  If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.  The outstanding principal balance of this Note, plus accrued and unpaid interest thereon shall be due and payable on the earlier of (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; (ii) SEPTEMBER 16, 2010; or (iii) such other date as may be established by a written instrument between Debtor and Lender, from time to time (the “Maturity Date”).  Accrued and unpaid interest on the outstanding principal balance of this Note shall be due and payable monthly commencing on OCTOBER 16, 2009 and continuing on the SAME day of each calendar month thereafter (or if no such corresponding date, on the LAST date of such calendar month) and on the Maturity Date.  Debtor may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that Debtor is not in default under any provision of this Note, any other documents executed in connection with this Note, or any other Loan Documents now or hereafter executed in connection with any other obligation of Debtor to Lender, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Debtor.  Lender shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met.  Lender’s records of the amounts borrowed from time to time and accrued and unpaid interest on such sum shall be conclusive proof thereof absent manifest error.  Lender and Debtor expressly agree that Chapter 346 (“Chapter 346”) of the Texas Finance Code shall not apply to this Note or to any advances under this Note and that neither this Note or any such advances shall be governed by or subject to the provisions of Chapter 346 in any manner whatsoever.

5.             Delinquency Charge.  To the extent permitted by law, a delinquency charge will be imposed in an amount not to exceed FIVE PERCENT (5.00%) of any payment that is more than TEN (10) days late.

6.             Waivers, Consents and Covenants.  Debtor, any endorser or guarantor hereof, or any other party hereto (individually an “Obligor” and collectively “Obligors”) and each of them jointly and severally: (a) waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law (except notices that cannot lawfully be waived) to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other Loan Documents now or hereafter executed in connection with any obligation of Debtor to Lender; and (b) agrees to pay, on demand, all costs and expenses of collection or defense of this Note or of any endorsement or guaranty hereof and/or the enforcement or defense of Lender’s rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorneys’ fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.  Each Obligor other than Debtor (a) consents to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Lender of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Lender, or any indulgence shown by Lender (without notice to or further assent from any of Obligors); and (b) agrees that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Lender of, or otherwise affect, any of Lender’s rights under this Note, under any endorsement or guaranty of this Note or under any of the Loan Documents.

7.             Prepayments.  Prepayments may be made in whole or in part at any time in whole or in part without premium or penalty.

8.             Remedies Upon Default.  Whenever there is an Event of Default under the Loan Documents (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Lender’s discretion up to the Maximum Rate, or if none, FIFTEEN PERCENT (15.00%) per annum (the “Default Rate”).  The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a “grace period” giving Obligors a right to cure any default.  At Lender’s option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full.  Upon an Event of Default, Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder.  Additionally, Lender shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9.             Waiver.  The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date.  All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender.  The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender’s rights under this Note.  No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Obligors to Lender in any other respect at any other time.

10.          Applicable Law, Venue and Jurisdiction.  Debtor agrees that this Note shall be deemed to have been made in the State of Texas and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in Dallas (Dallas County), Texas indicated at the beginning of this Note.  In any litigation in connection with or to enforce this Note or any endorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within Dallas (Dallas County), Texas.  Nothing contained herein shall, however, prevent Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11.          Partial Invalidity.  The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12.          Binding Effect.  This Note shall be binding upon and inure to the benefit of Debtor, Obligors and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Debtor or Obligors hereunder can be assigned without prior written consent of Lender.

13.          Controlling Document.  To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14.          Commercial Purpose.  DEBTOR REPRESENTS TO LENDER THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES.  DEBTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

15.          Collection.   If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Debtor agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees.

16.          Notice of Balloon Payment.  At maturity (whether by acceleration or otherwise), Debtor must repay the entire principal balance of this Note and unpaid interest then due.  Lender is under no obligation to refinance the outstanding principal balance of this Note (if any) at that time.  Debtor will, therefore, be required to make payment out of other assets Debtor may own; or Debtor will have to find a lender willing to lend Debtor the money at prevailing market rates, which may be higher than the interest rate on the outstanding principal balance of this Note.  If Obligors have guaranteed payment of this Note, Obligors may be required to perform under such guaranty.

17.          AMENDMENT AND RESTATEMENT.  THIS NOTE IS EXECUTED AND DELIVERED BY DEBTOR TO AMEND AND RESTATE IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED AS OF SEPTEMBER 16, 2008 IN THE ORIGINAL NOTATIONAL AMOUNT OF FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) EXECUTED AND DELIVERED BY DEBTOR, AND PAYABLE TO THE ORDER OF LENDER; WHICH PROMISSORY NOTE AMENDED AND RESTATED IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED AS OF SEPTEMBER 16, 2007 IN THE ORIGINAL NOTATIONAL AMOUNT OF FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) EXECUTED AND DELIVERED BY DEBTOR, AND PAYABLE TO THE ORDER OF LENDER; WHICH PROMISSORY NOTE AMENDED AND RESTATED IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED AS OF SEPTEMBER 16, 2006 IN THE ORIGINAL NOTATIONAL AMOUNT OF FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) EXECUTED AND DELIVERED BY DEBTOR, AND PAYABLE TO THE ORDER OF LENDER; WHICH PROMISSORY NOTE AMENDED AND RESTATED IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED AS OF SEPTEMBER 16, 2005 IN THE ORIGINAL NOTATIONAL AMOUNT OF THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) EXECUTED AND DELIVERED BY DEBTOR, AND PAYABLE TO THE ORDER OF LENDER; WHICH PROMISSORY NOTE AMENDED AND RESTATED IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED AS OF APRIL 26, 2005 IN THE ORIGINAL NOTATIONAL AMOUNT OF FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) EXECUTED AND DELIVERED BY DEBTOR, AND PAYABLE TO THE ORDER OF LENDER (SUCH PROMISSORY NOTES, BEING COLLECTIVELY REFERRED TO AS, THE “ORIGINAL NOTE”).  NEITHER THE EXECUTION NOR DELIVERY OF THIS NOTE OR THE AMENDMENT AND RESTATEMENT OF THE ORIGINAL NOTE CONSTITUTES A NOVATION OR PAYMENT OF ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE.  FURTHER, DEBTOR AGREES THAT THIS NOTE SHALL IN NO WAY AFFECT OR IMPAIR THE LIENS AND/OR SECURITY INTERESTS SECURING REPAYMENT OF THE ORIGINAL NOTE, WHICH LIENS AND/OR SECURITY INTERESTS DEBTOR ACKNOWLEDGES TO BE VALID AND SUBSISTING, AND DEBTOR SPECIFICALLY AGREES THAT THE LIENS SECURING THE ORIGINAL NOTE SHALL NOT IN ANY MANNER BE RELEASED OR WAIVED BUT SHALL INSTEAD BE AND REMAIN IN FULL FORCE AND EFFECT TO SECURE REPAYMENT OF THE INDEBTEDNESS.

18.          WAIVER OF JURY TRIAL.  DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS NOTE OR THE OTHER LOAN DOCUMENTS.

NOTICE OF FINAL AGREEMENT

THIS PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

EXECUTED as of the date first written above.

DEBTOR:		ADDRESS:

TGC INDUSTRIES, INC.		101 E. Park Blvd., Suite 955
Plano, TX 75074
By:	/s/ Wayne Whitener
Name:	Wayne Whitener
Title:	President & CEO